EX-28.h.4.a

EXHIBIT A

TO THE EXPENSE LIMITATION AGREEMENT BETWEEN

NATIONWIDE MUTUAL FUNDS AND

NATIONWIDE FUND ADVISORS

Effective May 1, 2007

Amended December 14, 2016†*

Name of Fund/Class	Expense Limitation for Fund/Class
Nationwide Government Money Market Fund
Investor	0.59%
Service Class‡	0.59%
Institutional Class	0.59%

Nationwide Government Bond Fund
Class A	0.70%
Class C	0.70%
Class R	0.70%
Institutional Service Class	0.70%

Nationwide U.S. Small Cap Value Fund
Class A	1.09%
Class C	1.09%
Institutional Class	1.09%
Institutional Service Class	1.09%

Each of the Asset Allocation Funds (Nationwide Investor Destinations Aggressive Fund, Nationwide Investor Destinations Moderately Aggressive Fund, Nationwide Investor Destinations Moderate Fund, Nationwide Investor Destinations Moderately Conservative Fund, Nationwide Investor Destinations Conservative Fund)

Class A	0.25%
Class C	0.25%
Class R	0.25%
Service Class	0.25%
Institutional Class	0.25%
Institutional Service Class	0.25%

Nationwide S&P 500 Index Fund
Class A	0.21%
Class C	0.21%
Class R	0.21%
Service Class	0.21%
Institutional Class	0.21%
Institutional Service Class	0.21%

Nationwide Small Cap Index Fund
Class A	0.28%
Class C	0.28%
Class R	0.28%
Institutional Class	0.28%
Institutional Service Class	0.28%

Nationwide Mid Cap Market Index Fund
Class A	0.30%
Class C	0.30%
Class R	0.30%
Institutional Class	0.30%
Institutional Service Class	0.30%

Nationwide International Index Fund
Class A	0.34%
Class C	0.34%
Class R	0.34%
Institutional Class	0.34%
Institutional Service Class	0.34%

Nationwide Bond Index Fund
Class A	0.29%
Class C	0.29%
Class R	0.29%
Institutional Class	0.29%
Institutional Service Class	0.29%

Nationwide Bond Fund
Class A	0.44%
Class C	0.44%
Class R	0.44%
Institutional Class	0.44%
Institutional Service Class	0.44%

Nationwide Growth Fund
Class A	0.65%
Class C	0.65%
Class R	0.65%
Institutional Class	0.65%
Institutional Service Class	0.65%

Nationwide Portfolio Completion Fund
Class A	0.40%
Class C	0.40%
Institutional Class	0.40%
Institutional Service Class	0.40%

Nationwide Small Company Growth Fund
Class A	0.94%
Institutional Service Class	0.94%

Nationwide Global Equity Fund
Class A	0.95%
Class C	0.95%
Institutional Class	0.95%
Institutional Service Class	0.95%

Nationwide High Yield Bond Fund
Class A	0.75%
Class C	0.75%
Institutional Class	0.75%
Institutional Service Class	0.75%

Nationwide Inflation-Protected Securities Fund
Class A	0.30%
Institutional Class	0.30%
Institutional Service Class	0.30%

Nationwide Core Plus Bond Fund
Class A	0.70%
Institutional Class	0.70%
Institutional Service Class	0.70%

Nationwide Bailard Cognitive Value Fund
Class A	1.07%
Class C	1.07%
Class M	1.07%
Institutional Class	1.07%
Institutional Service Class	1.07%

Nationwide Bailard International Equities Fund
Class A	1.10%
Class C	1.10%
Class M	1.10%
Institutional Class	1.10%
Institutional Service Class	1.10%

Nationwide Bailard Technology & Science Fund
Class A	1.05%
Class C	1.05%
Class M	1.05%
Institutional Class	1.05%
Institutional Service Class	1.05%

Nationwide Geneva Mid Cap Growth Fund
Class A	0.98%
Class C	0.98%
Institutional Class	0.98%
Institutional Service Class	0.98%

Nationwide Geneva Small Cap Growth Fund
Class A	1.22%
Class C	1.22%
Institutional Class	1.22%
Institutional Service Class	1.22%

Nationwide HighMark Bond Fund
Class A	0.65%
Class C	0.65%
Institutional Class	0.65%
Institutional Service Class	0.65%

Nationwide HighMark California Intermediate Tax Free Bond Fund
Class A	0.49%
Class C	0.49%
Institutional Class	0.49%
Institutional Service Class	0.49%

Nationwide HighMark Large Cap Core Equity Fund(1)
Class A	1.22%
Class C	1.82%
Institutional Class	0.82%
Institutional Service Class	0.97%

Nationwide HighMark National Intermediate Tax Free Bond Fund
Class A	0.47%
Class C	0.47%
Institutional Class	0.47%
Institutional Service Class	0.47%

Nationwide HighMark Short Term Bond Fund
Class A	0.45%
Class C	0.45%
Institutional Class	0.45%
Institutional Service Class	0.45%

Nationwide HighMark Small Cap Core Fund
Class A	1.22%
Class C	1.22%
Institutional Class	1.22%
Institutional Service Class	1.22%

Nationwide Ziegler Equity Income Fund
Class A	0.75%
Class C	0.75%
Institutional Class	0.75%
Institutional Service Class	0.75%

Nationwide Ziegler NYSE Arca Tech 100 Index Fund
Class A	0.68%
Class C	0.68%
Institutional Class	0.68%
Institutional Service Class	0.68%

Nationwide Ziegler Wisconsin Tax Exempt Fund
Class A	0.60%
Class C	0.60%
Institutional Class	0.60%
Institutional Service Class	0.60%

Nationwide Bailard Emerging Markets Equity Fund
Class A	1.10%
Class C	1.10%
Class M	1.10%
Institutional Class	1.10%
Institutional Service Class	1.10%

Nationwide Diverse Managers Fund
Institutional Service Class	0.84%

Nationwide Emerging Markets Debt Fund
Class A	0.90%
Class C	0.90%
Institutional Class	0.90%
Institutional Service Class	0.90%

Nationwide Amundi World Bond Fund
Class A	0.65%
Class C	0.65%
Institutional Class	0.65%
Institutional Service Class	0.65%

Nationwide Amundi Global High Yield Fund
Class A	0.70%
Class C	0.70%
Institutional Class	0.70%
Institutional Service Class	0.70%

Nationwide Amundi Strategic Income Fund
Class A	0.67%
Class C	0.67%
Institutional Class	0.67%
Institutional Service Class	0.67%

Nationwide Fund¥
Class A(1)	0.96%

Nationwide International Small Cap Fund††
Class A	0.99%
Institutional Service Class	0.99%

*	As approved at the Board of Trustees at its meeting held on December 7, 2016.
†	Effective through March 31, 2017.
††	Effective through February 28, 2018.
(1)	Expense limitation for the Fund/Class shown includes Rule 12b-1 fees and administrative services fees.
‡	With respect to the Service Class of the Nationwide Government Money Market Fund, effective until at least March 31, 2017, the Fund Operating Expenses shall be limited to 0.75% and shall include the Rule 12b-1 fees and fees paid pursuant to an Administrative Services Plan.
¥	Applies to Class A shares of the Nationwide Fund only and expires October 12, 2017.

IN WITNESS WHEREOF, the parties have caused this Amended Exhibit A to be signed by their respective officers thereunto duly authorized and their respective corporate seals to be hereunto affixed, as of the day and year first above written.

NATIONWIDE MUTUAL FUNDS

By:	/s/ Michael S. Spangler
Name: Michael S. Spangler
Title: President

NATIONWIDE FUND ADVISORS

By:	/s/ Michael S. Spangler
Name: Michael S. Spangler
Title: President